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                                                                    EXHIBIT 10.4

                                 AMENDMENT FIVE
                                     TO THE
                             1987 STOCK OPTION PLAN
                        (WITH STOCK APPRECIATION RIGHTS)
                                      FOR
                        CASH AMERICA INTERNATIONAL, INC.


     By action of the Board of Directors of Cash America International, Inc. this day, the 1987 Stock Option Plan (With Stock Appreciation Rights) for Cash America International, Inc. (the "Plan") is hereby amended as follows:

     Section 21 of the Plan is hereby amended to read as follows:

         21. Effective Date and Termination Date. The effective date of the Plan is the date on which the Board adopts this Plan, unless otherwise provided by the Board at the time of such adoption, and the Plan shall terminate on the twelfth anniversary of the effective date.


                                CASH AMERICA INTERNATIONAL, INC.


                                By: /s/ HUGH A. SIMPSON
                                    --------------------------------------------
                                    Hugh A.  Simpson,  Senior  Vice  President -
                                    General Counsel and Secretary


June 29, 1998